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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 30, 2007

                                ----------------

                                  dELiA*s, INC.
             (Exact name of registrant as specified in its charter)

                                 ---------------

          Delaware                      000-51648               20-3397172
      (State or other                 (Commission              (IRS Employer
jurisdiction of incorporation)        File Number)          Identification No.)

                  50 West 23rd Street, New York, New York 10010
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (212) 807-9060

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                             -------------------

      Check the  appropriate  box below if the Form 8-K  filing is  intended  to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

      o  Written  communications  pursuant to Rule 425 under the  Securities Act
         (17 CFR 230.425)

      o  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

      o  Pre-commencement  communications  pursuant to Rule  14d-2(b)  under the
         Exchange Act (17 CFR 240.14d-2(b))

      o  Pre-commencement  communications  pursuant to Rule  13e-4(c)  under the
         Exchange Act (17 CFR 240.13e-4 (c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 30, 2007,  dELiA*s,  Inc.,  a Delaware  corporation  (the  "Company"), announced  its earnings for the second  quarter  ended August 4, 2007. A copy of the  press  release  is  furnished  as  Exhibit  99.1  to  this  report  and  is incorporated into this Item 2.02 by reference.

The  information  in this  Current  Report on Form 8-K,  including  the  exhibit hereto,  shall not be deemed to be  "filed"  for  purposes  of Section 18 of the
Securities  Exchange Act of 1934, as amended (the "Exchange  Act"), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference into future filings by the Company under the Exchange Act or under the
Securities Act of 1933, as amended,  except to the extent specifically  provided in any such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following Exhibit is being furnished herewith:

99.1  Press Release of dELiA*s, Inc., dated August 30, 2007.

                                    SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    dELiA*s, INC.
                                    -------------
                                    (Registrant)

Date:   August 30, 2007                   By: /s/ Stephen A. Feldman
                                              ----------------------
                                          Stephen A. Feldman,  Chief Financial
                                          Officer and Treasurer

                                  EXHIBIT INDEX

Exhibit Number          Description
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99.1                    Press Release dated August 30, 2007.